UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2013

E C CONSULTING INTERNATIONAL, INC.

                                                                   (Exact name of registrant as specified in its charter)

Nevada	333-183011	27-2997331
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		Number)

Im Aeschfeld 12, CH-4147 Aesch, Switzerland
(Address of principal executive offices)

+41 (0) 61 703 8676

Registrant's telephone number, including area code

___________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240,l4a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (1 7 CFR 240,14d-2(b))

      .Pre-commencement communications pursuant to Rule I 3e-4(c) under the Exchange Act ( I 7 CFR 240, 13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Dismissal of PMB Helin Donovan, LLP

On June 10, 2013 the Board of Directors of E C Consulting International, Inc. dismissed PMB Helin Donovan, LLP (“PMB”) as its independent registered public accounting firm.

The report of PMB on the Company’s financial statements for the years ended March 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles. During the period of PMB’s engagement as the Company’s independent registered public accounting firm through June 10, 2013 (the “Engagement Period”), there were no disagreements as defined in Item 304 of Regulation S-K with PMB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PMB, would have caused it to make reference in connection with any opinion to the subject matter of the disagreement. Further, during the Engagement Period, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant has provided PMB with a copy of this Report prior to its filing with the SEC and requested PMB to furnish the Registrant with a letter addressed to the SEC, stating whether or not it agrees with the statements made above and followed up the request with a telephone call. The Registrant has not received a response from PMB. If and when the Registrant receives a response from PMB, the response will be filed as a Exhibit to an Amendment to this Form 8-K

(b) Engagement of L.L. Bradford & Company, LLC.

On June 10, 2013, the Board of Directors of E C Consulting International, Inc. appointed L.L. Bradford & Company, LLC. (“LLB”), an independent registered public accounting firm which is registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as our independent registered public accounting firm. During our two most recent fiscal years through June 10, 2013, neither us nor anyone on our behalf consulted LLB regarding either (1) the application of accounting principles to a specified transaction regarding us, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (2) any matter regarding us that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01   EXHIBITS

16.1  Response from PMB will be filed as Exhibit if and when received.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2013

E C Consulting International, Inc.

                Registrant

/s/ Dr. Jean-Claude E. Gehret

Dr. Jean-Claude E. Gehret

Chief Executive Officer

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